UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 10, 2024
JETBLUE AIRWAYS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-49728		87-0617894
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

27-01 Queens Plaza North	Long Island City	New York	11101
(Address of principal executive offices)			(Zip Code)
(718) 286-7900
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	JBLU	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) On September 10, 2024, B. Ben Baldanza, a member of the Board of Directors (the “Board”) of JetBlue Airways Corporation (the “Company”) notified the Company that he decided to resign from the Board and, therefore, would not seek re-election to the Board at the Company’s 2025 Annual Meeting of Stockholders scheduled for May 2025. Mr. Baldanza has served on the Board since 2018. Mr. Baldanza’s resignation was accepted by the Board and is effective September 12, 2024.
The Board and the Company thank Mr. Baldanza for his years of exemplary service to the Board and to the Company.
(d) On September 12, 2024, the Board appointed Mr. Sean Menke to the Board. Mr. Menke was most recently executive chair at Sabre Corp., a position he held from early 2022 until April 2024. Mr. Menke joined Sabre in 2015 and was promoted in late 2016 to serve as president and CEO and then CEO of Sabre Corp. until April 2023. Before joining Sabre, Mr. Menke spent more than 20 years in the airline industry. He served as chief executive officer at Frontier Airlines and Pinnacle Airlines and held senior-level commercial and operating roles, most notably with Air Canada and Hawaiian Airlines.
Mr. Menke currently serves on the board of Waste Management and is senior advisor to UP.Labs, a venture lab focused on transportation and mobility.
The Board has appointed Mr. Menke to serve as an independent member of the Company’s Audit Committee and Safety Committee. There are no arrangements or understandings between Mr. Menke and any other persons pursuant to which Mr. Menke was selected as a director and there are no transactions in which Mr. Menke has an interest requiring disclosure under Item 404(a) of Regulation S-K. Mr. Menke will be compensated in accordance with the Company’s publicly disclosed director compensation policies. Mr. Menke will enter into the Company’s standard indemnification agreement for directors and officers.
Item 7.01 Regulation FD Disclosure.
On September 16, 2024, the Company issued a press release announcing the appointment of Mr. Menke and the departure of Mr. Baldanza, both disclosed under Item 5.02 above. A copy of the press release is furnished as Exhibit 99.1 herewith.
References to the Company’s website in the release do not incorporate by reference the information on such website into this Current Report on Form 8-K, and the Company disclaims any such incorporation by reference. The information included under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated September 16, 2024 of JetBlue Airways Corporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JETBLUE AIRWAYS CORPORATION
(Registrant)

Date:	September 16, 2024	By:	/s/ Eileen McCarthy
Eileen McCarthy
General Counsel and Corporate Secretary